Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 290,262.06
Total Fee Amount	328,848.16
Total Transaction Valuation	2,381,232,134.16
Total Offset Amount	0.00
Net Fee	$ 38,586.10